Second Quarter 2015 Earnings Conference Call 22 May 2015 Exhibit 99.3 (Furnished herewith) 24

 2nd Quarter 2015 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 25

 2nd Quarter 2015 Earnings Conference Call 3 Second Quarter Overview (in millions of dollars except per share amounts) Q2 2015 Q2 2014 Change Net Sales and Revenues $8,171 $9,948 -18% Net Sales $7,399 $9,246 -20% Net Income Attributable to Deere & Company $690 $981 -30% Diluted EPS $2.03 $2.65 -23% 26

 2nd Quarter 2015 Earnings Conference Call 4 Second Quarter Overview Net Sales Equipment operations net sales: Down 20% in Q2 2015 vs. Q2 2014 Price realization: +2 points Currency translation: (5) points 27

 2nd Quarter 2015 Earnings Conference Call 5 Worldwide Agriculture & Turf Second Quarter Overview *Q2 2015 operating profit impacted by: (in millions of dollars) Q2 2015 Q2 2014 Change Net Sales $5,766 $7,646 -25% Operating Profit* $639 $1,229 -48% Favorable Price Realization Selling, Administrative, and General Expenses Unfavorable Shipment Volumes Less Favorable Sales Mix Foreign-Currency Exchange 28

 2nd Quarter 2015 Earnings Conference Call U.S. Farm Cash Receipts Source: 1999 – 2013: USDA 10 February 2015 2014F – 2015F: Deere & Company Forecast as of 22 May 2015 6 29 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014F 2015F $ Billions Crops Livestock Government Payments

 2nd Quarter 2015 Earnings Conference Call 7 World Farm Fundamentals Global Stocks-to-Use Ratios Source: USDA – 12 May 2015 Cotton Wheat Corn Soybeans 30 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1994 1997 2000 2003 2006 2009 2012 2015P

 2nd Quarter 2015 Earnings Conference Call 8 Deere & Company Forecast as of 22 May 2015 Economic Update EU 28 – Fiscal 2015 Outlook for economic growth improves slightly Fluctuating crop prices are expected to stabilize near the long-term average Livestock margins at sound levels Beef prices have stabilized Feed costs have eased Downward pressure on dairy margins 31

 2nd Quarter 2015 Earnings Conference Call 9 Deere & Company Forecast as of 22 May 2015 Economic Update Other Selected Markets – Fiscal 2015 China Continued slowdown in economic growth Lower commodity prices impacting agricultural economy, somewhat mitigated by domestic supports Ongoing subsidies are supportive of agricultural equipment India Increased manufacturing and investment activity supports growth forecast Below normal monsoon and lower commodity prices resulting in lower agricultural output Commonwealth of Independent States (CIS) Continued deterioration of economic growth Further tightening of credit conditions Foreign-currency exchange and geopolitical uncertainty impacting Western manufacturers 32

 2nd Quarter 2015 Earnings Conference Call 10 Crop Value of Agricultural Production Brazil Source: IHS Global Insight, May 2015 Crop Value of Agricultural Production Expected to decrease ~ 11% in 2015 over prior season 2014 Mix by Crop US$ Billions 33 $0 $20 $40 $60 $80 100 $120 2003 2005 2007 2009 2011 2013 2015F 46% 14% 17% 13% 10% Soybeans Ethanol Corn Sugar Other Grains

Eligible Finance Rates for Ag Equipment Brazil 2nd Quarter 2015 Earnings Conference Call 11 All Farmers Farmers with Annual Revenues <R$90M Farmers with Annual Revenues >R$90M Source: ABIMAQ (Brazilian Association of Machinery and Equipment) and BNDES PSI-FINAME was the key credit line for machinery acquisition from 2011 – 2014; Moderfrota is the most attractive credit line through June 2015 2011 2012 2013 2014 2015 10.0% 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% 34

 2nd Quarter 2015 Earnings Conference Call 12 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2015 * If left blank no change between Previous Forecast and Current Forecast Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) 2015 Forecast Previous Forecast * U.S. and Canada Ag Down ~ 25% Down 25-30% EU 28 Ag Down ~ 10% South America Ag (Tractors and Combines) Down 15-20% Down 10-15% Asia Ag Down modestly Down slightly CIS Countries Ag Down significantly U.S. and Canada Turf and Utility Equipment Flat to up 5% 35

 2nd Quarter 2015 Earnings Conference Call 13 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2015 Forecast Net sales: Down ~ 24% Currency translation: ~ (5) points Previous forecast: Down ~ 23% Currency translation ~ (4) points Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) 36

 2nd Quarter 2015 Earnings Conference Call 14 8000 Series Self-Propelled Forage Harvester SIMA – 2015 Forage Harvester Machine of the Year Complete product replacement results in greater efficiency and productivity for livestock, dairy and biogas producers Forward-thinking technology, guidance and harvest analysis Improved performance, uptime, operator comfort and cost of ownership 37

 2nd Quarter 2015 Earnings Conference Call 15 Worldwide Construction & Forestry Second Quarter Overview (in millions of dollars) Q2 2015 Q2 2014 Change Net Sales $1,633 $1,600 +2% Operating Profit* $189 $132 +43% Incremental Margin ~ 173% *Q2 2015 operating profit impacted by: Favorable Price Realization Selling, Administrative, and General Expenses Unfavorable Foreign-Currency Exchange 38

U.S. Economic Indicators 2015 Forecast Previous Forecast GDP Growth (annual percentage rate)* +2.8% +3.1% Housing Starts (thousands) 1,120 1,163 Total Construction Investment (annual percentage rate)* +0.3% +4.1% Government Spending Growth (annual percentage rate)* +1.2% +2.4% 2nd Quarter 2015 Earnings Conference Call 16 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – April 2015 * Change from prior year in real dollars Fiscal Year 2015 Forecast Net sales: Up ~ 2% Currency translation: ~ (3) points Previous forecast: Up ~ 5% Currency translation: ~ (2) points Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) 39

 2nd Quarter 2015 Earnings Conference Call 17 1050K Crawler Dozer Increased Power and Productivity First Deere-built production class dozer Exclusive dual-path hydrostatic transmission for machine-size class Superior power-to-weight ratio provides traction needed to push more material John Deere WorkSight telematics optimizes machines, uptime and jobsites 40

 2nd Quarter 2015 Earnings Conference Call 18 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.08% 15 Year Average * Annualized provision for credit losses as of 30 April 2015 41 0.00% 0.50% 1.00% 1.50% 2.00% 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015* 10 Year Average

 2nd Quarter 2015 Earnings Conference Call 19 Worldwide Financial Services Second Quarter 2015 Net income attributable to Deere & Company $170 million in Q2 2015 vs. $148 million in Q2 2014 Fiscal Year 2015 Forecast Net income attributable to Deere & Company of ~ $630 million No change from previous forecast Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) 42

 2nd Quarter 2015 Earnings Conference Call 20 Consolidated Trade Receivables & Inventory (in millions of dollars) Q2 2015* Actual 2015** Forecast 2015** Previous Forecast A&T ↓ $1,963 ↓ $1,000 ↓ $525 C&F ↑ $335 ↑ $400 ↑ $625 Total, as reported ↓ $1,628 ↓ $600 ↑ $100 Total, constant exchange ↓ $965 ↓ $200 ↑ $325 * Change at 30 April 2015 vs. 30 April 2014 ** Forecasted change at 31 October 2015 vs. 31 October 2014 Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) 43

 2nd Quarter 2015 Earnings Conference Call 21 Cost of Sales as a Percent of Net Sales Equipment Operations Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) Second Quarter 2015 ~ 77% Fiscal Year 2015 Forecast ~ 78% No change from previous forecast 44

 2nd Quarter 2015 Earnings Conference Call 22 Research & Development Expense Equipment Operations Second Quarter 2015 Down ~ 4% vs. Q2 2014 Currency translation: ~ (3) points Fiscal Year 2015 Forecast Down ~ 1% vs. FY 2014 Currency translation: ~ (3) points Previous forecast: Down ~ 1% vs. FY 2014 Currency translation: ~ (2) points Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) 45

 2nd Quarter 2015 Earnings Conference Call 23 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) Second Quarter 2015 Down ~ 14% vs. Q2 2014 Currency translation: ~ (4) points Fiscal Year 2015 Forecast Down ~ 11% vs. FY 2014 JD Landscapes and JD Water: ~ (2) points Currency translation: ~ (4) points Previous forecast: Down ~ 9% vs. FY 2014 JD Landscapes and JD Water: ~ (2) points Currency translation: ~ (3) points 46

 2nd Quarter 2015 Earnings Conference Call 24 Pension and OPEB Expense Second Quarter 2015 Up ~ $15 million vs. Q2 2014 Fiscal Year 2015 Forecast Up ~ $70 million vs. FY 2014 Previous forecast: Up ~ $80 million vs. FY 2014 Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) 47

 2nd Quarter 2015 Earnings Conference Call 25 Income Taxes Equipment Operations Second Quarter 2015 Effective tax rate: ~ 30% Year to Date 2015 Effective tax rate: ~ 30% Rest of Year 2015 Forecast Effective tax rate: 34-36% Deere & Company Forecast as of 22 May 2015 48

 2nd Quarter 2015 Earnings Conference Call 26 Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * Previous forecast ~ $3.3 billion Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) $ Billions $2.4 $1.4 $2.5 $3.0 $2.9 $4.7 $4.5 ~ $3.4 2008 2009 2010 2011 2012 2013 2014 2015 Forecast* 49

 2nd Quarter 2015 Earnings Conference Call 27 2015 Company Outlook Third Quarter 2015 Forecast Net sales: Down ~ 17% vs. Q3 2014 Price realization: ~ +2 points Currency translation ~ (6) points Deere & Company Forecast as of 22 May 2015 50

 2nd Quarter 2015 Earnings Conference Call 28 2015 Company Outlook Fiscal Year 2015 Forecast Net sales: Down ~ 19% vs. FY 2014 Price realization: ~ +2 points Currency translation: ~ (4) points Previous forecast: Down ~ 17% vs. FY 2014 Price realization: ~ +2 points Currency translation ~ (3) points Net income attributable to Deere & Company of ~ $1.9 billion Previous forecast ~ $1.8 billion Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) 51

2nd Quarter 2015 Earnings Conference Call 29 Appendix 52

 2nd Quarter 2015 Earnings Conference Call 30 The John Deere Strategy  The John Deere Strategy OUR PURPOSE: Committed to those linked to the land Global Agricultural Globally Diverse $50B Sales 12% Operating Margins 2.5 Asset Turns Equipment Solutions Construction Equipment (2018 @ Mid-Cycle) (@ Mid-Cycle) (2018 @ Mid-Cycle) Preeminence Solutions INTEGRATED ENTERPRISE Leveraging the strengths and unique capabilities of three types of businesses Global Growth Businesses Complementary Businesses Supporting Businesses Deep Customer Deliver World-Class Grow Extraordinary Understanding Customer Value Distribution System Global Talent Exceptional Operating Performance Disciplined SVA Growth Aligned High-Performance Teamwork MEASURES Delivering results today, within each business, while building for the future Performance Health Integrity Quality Commitment Innovation 30 | 2nd Quarter 2015 Earnings Conference Call 53

Deere Use-of-Cash Priorities 2nd Quarter 2015 Earnings Conference Call 31 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 54

 2nd Quarter 2015 Earnings Conference Call 32 Sources and Uses of Cash Fiscal 2004–2014 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash (1) Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect of exchange rates on cash and cash equivalents (1) $ Millions $2,569 ~60% of cash from operations returned to shareholders 55

 2nd Quarter 2015 Earnings Conference Call Deere Quarterly Dividends Declared* Q1 2003 – Q2 2015 * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix 33 Dividend raised 114% since launch of the revised John Deere Strategy in 2010** $0.70 $0.60 $0.50 $0.40 $0.30 56

 2nd Quarter 2015 Earnings Conference Call 34 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-2Q2015: ~ $14.6 billion Amount remaining on December 2013 authorization of $8 billion: ~ $5.1 billion 30 April 2015 period ended basic shares: ~ 333.9 million 2Q2015 average diluted shares: ~ 339.7 million Shares repurchased 2004-2Q2015: ~ 223.7 million Average repurchase price 2004-2Q2015: $65.29 Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 20.8 $1.7 2012 20.2 $1.6 2013 18.2 $1.5 2014 31.5 $2.7 2015 YTD 13.3 $1.2 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period – sum may not tie to cumulative cost of repurchases 2004-2Q2015 57

 2nd Quarter 2015 Earnings Conference Call 35 Other Information Equipment Operations Fiscal Year 2015 Forecast Capital Expenditures: ~ $825 million Previous forecast: ~ $850 million Depreciation and Amortization: ~ $800 million No change from previous forecast Pension/OPEB Contributions: ~ $100 million No change from previous forecast Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) 58

 2nd Quarter 2015 Earnings Conference Call 36 U.S. Farm Commodity Prices Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) (dollars per bushel, except cotton, which is dollars per pound) 2013/14 2014/15 Estimate Previous 2014/15 2015/16 Projection Corn $4.46 $3.65 $3.85 $3.75 Wheat $6.87 $6.00 $6.10 $5.10 Soybeans $13.00 $10.05 $9.85 $8.90 Cotton $.78 $.60 $.62 $.60 59

U.S. Farm Commodity Prices 2nd Quarter 2015 Earnings Conference Call 37 Source: USDA 60 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Cotton - Dollars per Pound Dollars per Bushel Wheat Corn Soybeans Cotton

 2nd Quarter 2015 Earnings Conference Call 38 U.S. Acres Planted and Crop Yields Deere & Company Forecast as of 22 May 2015 (Yield in bushels per acre, except cotton, which is pounds per acre) Acres Planted (millions) Yield 2014/15 Estimate 2015/16 Projection 2014/15 Estimate 2015/16 Projection Corn 90.6 89.2 171.0 166.8 Wheat 56.8 55.4 43.7 43.7 Soybeans 83.7 84.6 47.8 46.0 Cotton 11.0 9.6 838 810 61

 2nd Quarter 2015 Earnings Conference Call 39 U.S. Farm Cash Receipts Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) (in billions of dollars) 2013 2014 Forecast Previous 2014 2015 Forecast Previous 2015 Crops $218.5 $198.2 $198.2 $182.5 $182.8 Livestock $182.8 $209.1 $209.2 $198.7 $199.0 Government Payments $11.0 $10.8 $10.7 $12.4 $12.4 Total Cash Receipts $412.3 $418.1 $418.1 $393.6 $394.2 62

 2nd Quarter 2015 Earnings Conference Call 40 U.S. Net Farm Cash Income Deere & Company Forecast as of 22 May 2015 (Previous Forecast as of 20 February 2015) (in billions of dollars) 2013 2014 Forecast Previous 2014 2015 Forecast 2015 Forecast Total Cash Receipts $412.3 $418.1 $418.1 $393.6 $394.2 Other Farm-Related Income $31.5 $27.3 $27.3 $25.4 $25.3 Gross Cash Income $443.8 $445.4 $445.4 $419.0 $419.5 Cash Expenses ($312.7) ($330.3) ($330.3) ($320.0) ($320.0) Net Cash Income $131.1 $115.1 $115.1 $99.0 $99.5 63

 2nd Quarter 2015 Earnings Conference Call 41 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors ↑ 7% ↑ less than the industry Row-Crop Tractors ↓ 17% ↓ more than the industry 4WD Tractors ↓ 42% in line with the industry Combines ↓ 33% ↓ slightly less than the industry April 2015 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 30 April – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2015 2014 Row-Crop Tractors 23% 18% Combines 17% 14% 64

 2nd Quarter 2015 Earnings Conference Call 42 April 2015 Retail Sales EU 28 Deere* Tractors ↓ single digit Combines ↓ double digits U.S. and Canada Deere* Selected Turf & Utility Equipment ↑ double digits * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt ↑ double digits Settlements ↑ double digits 65

Deere’s third quarter 2015 conference call is scheduled for 9:00 a.m. central time on Friday, August 21, 2015 66